SUPPLEMENT TO THE PROSPECTUSES OF

EVERGREEN BALANCED FUNDS

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN STATE MUNICIPAL BOND FUNDS

EVERGREEN VARIABLE ANNUITY FUNDS

(each a “Fund,” together the “Funds”)

I.              Evergreen Adjustable Rate Fund, Evergreen Balanced Fund, Evergreen California Municipal Bond Fund, Evergreen Connecticut Municipal Bond Fund, Evergreen Core Bond Fund, Evergreen Diversified Bond Fund, Evergreen High Grade Municipal Bond Fund, Evergreen High Yield Bond Fund, Evergreen Institutional Mortgage Portfolio, Evergreen Institutional Enhanced Income Fund, Evergreen Intermediate Municipal Bond Fund, Evergreen International Bond Fund, Evergreen Limited Duration Fund, Evergreen Municipal Bond Fund, Evergreen New Jersey Municipal Bond Fund, Evergreen New York Municipal Bond Fund, Evergreen Pennsylvania Municipal Bond Fund, Evergreen Select High Yield Bond Fund, Evergreen Short Intermediate Bond Fund, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Strategic Income Fund, Evergreen Strategic Municipal Bond Fund, Evergreen Ultra Short Opportunities Fund, Evergreen U.S. Government Fund, Evergreen VA Balanced Fund, Evergreen VA Core Bond Fund, Evergreen VA High Income Fund and Evergreen VA Strategic Income Fund

                Each Fund’s prospectus(es) will be revised, effective as of the dates set forth below (the “Effective Date”):

February 1, 2007                   Global and International Funds;

February 1, 2007                   Intermediate and Long Term Bond Funds;

March 1, 2007                        National Municipal Bond Funds;

April 1, 2007                          Short and Intermediate Term Bond Funds;

April 1, 2007                          Variable Annuity Funds;

July 1, 2007                            Balanced Funds; and

July 1, 2007                            State Municipal Bond Funds.

                As of the Effective Date, each Fund’s prospectus(es) will be amended to replace the paragraph on derivatives in each Fund's investment strategy with the following disclosure:

The Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps.  The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns.    Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with other types of investments.  The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. More detail on these types of transactions is included under “Additional Information on Securities and Investment Practices” in the Statement of Additional Information (SAI).

For purposes of determining compliance by a Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), a Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of an Adviser, the derivative instrument provides investment exposure comparable to that of the security.   For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

                The following language will replace the paragraph under "Derivatives Risk" in the section of the Funds' prospectuses entitled "OVERVIEW OF FUND RISKS":

Derivatives Risk

The Fund may, but will not necessarily, use derivatives, which are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposure, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks.  Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds.  The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. (For example, credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.)  The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since their value is calculated and derived from the value of other assets, reference rates or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to closely track, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser anticipated. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.  A liquid secondary market may not always exist for the Fund’s derivative positions at any time.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

December 18, 2006                                                                                                                               578238 (12/06)